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                                                                    EXHIBIT 9(K)

                                   SCHEDULE A
                        TO THE FUND ACCOUNTING AGREEMENT
                     BETWEEN BISYS FUND SERVICES OHIO, INC.
              (FORMERLY KNOWN AS THE WINSBURY SERVICE CORPORATION)
                          AND M.S.D. & T. FUNDS, INC.
                             DATED OCTOBER 1, 1993



NAME OF FUND                                 NAME OF FUND
------------                                 ------------

Prime Money Market Fund                      International Equity Fund

Government Money Market Fund                 Diversified Real Estate Fund

Tax-Exempt Money Market Fund                 Equity Income Fund

Tax-Exempt Money Market Fund (Trust)         Equity Growth Fund

Growth & Income Fund                         Total Return Bond Fund

Limited Maturity Bond Fund                   National Tax-Exempt Bond Fund

Maryland Tax-Exempt Bond Fund                Intermediate Tax-Exempt Bond Fund


[SEAL]                                  M.S.D. & T. FUNDS, INC.


                                        By: ____________________________

                                        Title: _________________________

                                        Date: __________________________


[SEAL]                                  BISYS FUND SERVICES OHIO, INC.


                                        By: ____________________________

                                        Title: _________________________

                                        Date: __________________________
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                                   SCHEDULE B
                        TO THE FUND ACCOUNTING AGREEMENT
                     BETWEEN BISYS FUND SERVICES OHIO, INC.
              (FORMERLY KNOWN AS THE WINSBURY SERVICE CORPORATION)
                          AND M.S.D. & T. FUNDS, INC.
                             DATED OCTOBER 1, 1993


NAME OF FUND                                 COMPENSATION
------------                                 ------------

Prime Money Market Fund                      Annual rate of three one-hundredths
                                             of one percent (.03%) of the Prime
                                             Money Market Fund's average daily
                                             net assets

Government Money Market Fund                 Annual rate of three one-hundredths
                                             of one percent (.03%) of the
                                             Government Money Market Fund's
                                             average daily net assets

Tax-Exempt Money Market Fund                 Annual rate of four one-hundredths
                                             of one percent (.04%) of the Tax-
                                             Exempt Money Market Fund's average
                                             daily net assets

Tax-Exempt Money Market Fund (Trust)         Annual rate of four one-hundredths
                                             of one percent (.04%) of the Tax-
                                             Exempt Money Market Fund's (Trust)
                                             average daily net assets

Growth & Income Fund                         Annual rate of four one-hundredths
                                             of one percent (.04%) of the Value
                                             Equity Fund's average daily net
                                             assets

Limited Maturity Bond Fund                   Annual rate of four one-hundredths
                                             of one percent (.04%) of the
                                             Intermediate Fixed Income Fund's
                                             average daily net assets

Maryland Tax-Exempt Bond Fund                Annual rate of five one-hundredths
                                             of one percent (.05%) of the
                                             Maryland

                                      B-1
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                                             Tax Exempt Bond Fund's average
                                             daily net assets

International Equity Fund                    Annual rate of five one-hundredths
                                             of one percent (.05%) of the
                                             International Equity Fund's average
                                             daily net assets, with a minimum
                                             fee of $2,000 per month

Diversified Real Estate Fund                 Annual rate of four one-hundredths
                                             of one percent (.04%) of the
                                             Diversified Real Estate Fund's
                                             average daily net assets, with a
                                             minimum fee of $2,000 per month

Equity Income Fund                           Annual rate of ____ one-hundredths
                                             of one percent (.__%) of the Equity
                                             Income Fund's average daily net
                                             assets, with a minimum fee of
                                             $_______ per month.

Equity Growth Fund                           Annual rate of ____ one-hundredths
                                             of one percent (.__%) of the Equity
                                             Growth Fund's average daily net
                                             assets, with a minimum fee of
                                             $_______ per month.

Total Return Bond Fund                       Annual rate of ____ one-hundredths
                                             of one percent (.__%) of the Total
                                             Return Bond Fund's average daily
                                             net assets, with a minimum fee of
                                             $_______ per month.

National Tax-Exempt Bond Fund                Annual rate of ____ one-hundredths
                                             of one percent (.__%) of the
                                             National Tax-Exempt Bond Fund's
                                             average daily net assets, with a
                                             minimum fee of $_______ per month.

                                      B-2
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Intermediate Tax-Exempt Bond Fund            Annual rate of ____ one-hundredths
                                             of one percent (.__%) of the
                                             Intermediate Tax-Exempt Bond Fund's
                                             average daily net assets, with a
                                             minimum fee of $_______ per month.

MULTIPLE CLASSES OF SHARES:
--------------------------

Each class of shares within a Fund that maintains multiple classes of shares having different net asset values or paying different daily dividends are subject to a minimum annual fee of $10,000 per additional class.

                              M.S.D.& T. FUNDS, INC.


                              By:______________________________

                              Title: __________________________

                              Date: ___________________________


                              BISYS FUND SERVICES OHIO, INC.


                              By:______________________________

                              Title: __________________________

                              Date: ___________________________

                                      B-3